Exhibit 10.2

[CHINA HOLDINGS ACQUISITION CORP. LETTERHEAD]

July 11, 2008

To the Board of Directors

Bright World Precision Machinery Limited

36 Robinson Road

#17-01 City House

Singapore 068877

Dear Sirs

REQUEST FOR ASSISTANCE WITH PREPARATION OF FORM F-4 REGISTRATION STATEMENT, PROXY STATEMENT AND OTHER SEC DOCUMENTS

1.	China Holdings Acquisition Corp., (“CHAC”) is a corporation organized under the laws of the state of Delaware, the United States of America, and is listed on the American Stock Exchange. CHAC is a special purpose acquisition company which was formed to acquire or acquire control of one or more operating businesses which have primary operations in Asia through a merger, stock exchange or similar business combination.

2.	CHAC is writing to confirm our interest in acquiring the entire issued share capital of Bright World Precision Machinery Limited (“Bright World”), to be effected by way of a general offer (“Offer”) in accordance with the Singapore Code on Take-overs and Mergers.

3.	CHAC proposes to acquire the shares of Bright World at an offer price which is likely to be at a premium over the current traded price of Bright World.

4.	CHAC intends to enter into an undertaking agreement with World Sharehold Limited, the majority shareholder of Bright World. Pursuant to the undertaking agreement, World Sharehold Limited will agree to accept the Offer for its 309,697,000 shares of Bright World, which represent 77.42% of the issued shares of Bright World. This letter is not an exhaustive list of the terms of the Offer.

5.	A pre-condition for CHAC making the Offer is the approval of the Offer at a duly held shareholders meeting by CHAC shareholders holding a majority of the CHAC shares issued in connection with CHAC’s initial public offering. CHAC will need to prepare and file with the United States Securities and Exchange Commission (the “SEC”) a Form F-4 Registration Statement, a Proxy Statement and certain other documents (the “SEC Documents”) for its shareholders meeting. In connection therewith, CHAC hereby requests that Bright World:

(i)	Assist us in preparing the SEC Documents and responding to any comments of the SEC with respect thereto;

(ii)	Furnish to us and our representatives the information relating to Bright World and its subsidiaries (as such term is defined in the Singapore Companies Act) (collectively, the “Group”) required by the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder to be set forth in the SEC Documents and other information typically included in the SEC Documents and/or reasonably requested by CHAC concerning the business, operations, financial condition, properties, contracts, assets, liabilities, financial performance, personnel and other aspects of the Group for inclusion in any SEC Document;

(iii) Assist us in preparing forward-looking statements (including profit forecasts and statements of prospects) relating to the business and/or financial performance of the Group; and

(iv) Consent to the inclusion of the information relating to of the Group, in the SEC Documents, including, without limitation, information relating to the Group’s business, operations, financial condition, properties, contracts, assets, liabilities, financial performance and personnel.

6.	This letter is submitted to you on the basis that neither the contents of this letter nor the fact that it has been sent to you are disclosed or revealed to any parties other than Bright World, its directors and its professional advisers without our consent in writing and notwithstanding other provisions in this letter, this paragraph shall be legally binding.

7.	While this letter sets out our intention in relation to the matters set out herein, nothing in this letter shall be construed as creating any legally binding obligations on us.

8.	This letter does not constitute a firm intention to make an offer by us for any shares in Bright World.

9.	This letter shall be governed by, and construed in accordance with, the laws of Singapore.

10.	Allen & Gledhill LLP (“A&G”) has been appointed as our Singapore legal counsel in connection with the Offer. Please do not hesitate to contact the following representative from A&G on any questions that you may have concerning this letter.

Name: Christian Chin

Designation: Partner

DID: (65) 6890 7616

Fax: (65) 6302 3007

Email: christian.chin@allenandgledhill.com

(Signature Page Follows)

Yours faithfully

/s/ Paul K. Kelly
Name:	Paul K. Kelly, Chairman and Chief Executive Officer
For and on behalf of CHINA HOLDINGS ACQUISITION CORP.

Letter to Board of Directors of Bright World Precision Machinery Limited